                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 19, 2000


                          Discover Card Master Trust I
                 --------------------------------------------
               (Exact name of registrant as specified in charter)



  Delaware                       0-23108                     51-0020270
  --------                       -------                     ----------
 (State of                     (Commission                 (IRS Employer
Organization)                  File Number)              Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                  19720
---------------------------------------------                         -----
(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184


Former name or former address, if changed since last report:  Not Applicable



                                     PAGE 1
                       THE EXHIBIT INDEX APPEARS ON PAGE 4

Item 5.    Other Events

                  Series 2000-6. On June 19, 2000, $700,000,000 aggregate
principal amount of Series 2000-6 Floating Class A Credit Card Pass-Through Certificates and $36,843,000 aggregate principal amount of Series 2000-6 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of June 19, 2000, for Series 2000-6 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

                  Series 2000-7. On June 20, 2000, $850,000,000 aggregate
principal amount of Series 2000-7 Floating Class A Credit Card Pass-Through Certificates and $44,737,000 aggregate principal amount of Series 2000-7 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of June 20, 2000, for Series 2000-7 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7.    Exhibits


Exhibit 1.1 Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated June 9, 2000.

Exhibit 1.2 Terms Agreement among Greenwood Trust Company, Morgan Stanley & Co. Incorporated, Loop Capital Markets, LLC and Commerzbank Capital Markets, Corp., dated June 9, 2000.

Exhibit 1.3 Terms Agreement among Greenwood Trust Company, Morgan Stanley & Co. Incorporated, Loop Capital Markets, LLC and Commerzbank Capital Markets, Corp., dated June 9, 2000.

Exhibit 4.1 Series Supplement with respect to Series 2000-6 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of June 19, 2000.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of June 19, 2000.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2000-6, dated as of June 19, 2000.

Exhibit 4.4 Series Supplement with respect to Series 2000-7 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of June 20, 2000.

Exhibit 4.5 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of June 20, 2000.

Exhibit 4.6 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2000-7, dated as of June 20, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Discover Card Master Trust I
                           (Registrant)


                          By:      Greenwood Trust Company
                                   (Originator of the Trust)


Date:  June 20, 2000      By:          /s/ J. Nathan Hill
                                    --------------------------------
                                    J. Nathan Hill
                                    President

                                INDEX TO EXHIBITS


Exhibit 1.1 Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated June 9, 2000.

Exhibit 1.2 Terms Agreement among Greenwood Trust Company, Morgan Stanley & Co. Incorporated, Loop Capital Markets, LLC and Commerzbank Capital Markets, Corp., dated June 9, 2000.

Exhibit 1.3 Terms Agreement among Greenwood Trust Company, Morgan Stanley & Co. Incorporated, Loop Capital Markets, LLC and Commerzbank Capital Markets, Corp., dated June 9, 2000.

Exhibit 4.1 Series Supplement with respect to Series 2000-6 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of June 19, 2000.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of June 19, 2000.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2000-6, dated as of June 19, 2000.

Exhibit 4.4 Series Supplement with respect to Series 2000-7 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of June 20, 2000.

Exhibit 4.5 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of June 20, 2000.

Exhibit 4.6 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2000-7, dated as of June 20, 2000.